                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2004

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

               Delaware                    1-14120                 52-1611421
       (State or otherjurisdiction  Commission File Number)    (I.R.S. Employer
           of incorporation)                                 Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On November 8, 2004, Blonder Tongue Laboratories,  Inc. (the "Company") issued a press release  announcing  that it intends to file a restatement of certain past financial statements.  A copy of the press release is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.  The information contained in Item 4.02 hereof is incorporated herein by reference.

Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

The  Company is in the  process  of  preparing  a  restatement  of certain  past financial  statements.  Due to accounting  adjustments in 2001 and 2002 that are described in more detail below, the financial  statements of the Company for the following periods should no longer be relied upon:

          o Audited  consolidated  financial statements as of December 31, 2001,
     2002 and 2003 and for each of the  years in the  three  year  period  ended
     December 31, 2003, and

          o Unaudited  consolidated balance sheets as of March 31, 2004 and June
     30, 2004.

The Company intends to file amendments to its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the subsequent Quarterly Reports on Form
10-Q for the  quarters  ended  March 31,  2004 and June 30,  2004 to restate the financial  statements and related information  contained therein. On November 2,
2004, the Company's Audit Committee agreed with  management's  recommendation to restate the financial statements of the Company for these periods.

The Company's  restatement  arises from a determination  that a vendor's account payable balance was incorrectly  recorded in 2001 and 2002.  Certain amounts due to this vendor related to inventories received that were not correctly recorded, and resulted in accounts payable being understated. These incorrect amounts also resulted  in the  understatement  of cost of goods  sold in 2001 and  2002,  the overstatement of net income in 2001 and the  understatement  of net loss in 2002 and 2003. The effect of these entries, net of taxes, on the financial statements of the Company is  summarized  below and will be set forth in greater  detail in the amended  Form 10-K and Forms 10-Q that are  expected to be filed in November
2004.

The  following   table  sets  forth  selected  line  items  from  the  Company's consolidated  statement of operations  that are affected by the restatement on a restated basis and as previously reported:

                                                                (In thousands, except per-share amount)

                                         For the Year Ending               For the Year Ending                For the Year Ending
                                          December 31, 2003                 December 31, 2002                  December 31, 2001
                                   --------------------------------    -----------------------------       ------------------------

                                        As                As                As              As                 As              As
                                     restated          reported          restated        reported           restated        reported
                                   --------------    --------------    -------------    ------------     -------------     ---------

Cost of goods sold                 $25,948              $25,948        $34,718          $ 34,195         $37,460          $36,928
Provision (benefit) for
    income taxes                      (318)                (691)            43               221             509              704

Net (loss) earnings                 (3,122)              (2,749)        (6,802)           (6,457)            880            1,217
Basic and diluted earnings
    (loss) per share                 (0.41)               (0.36)         (0.89)            (0.84)           0.12             0.16

The effect on the 2002 and 2003  quarters  will be reflected in the amended Form
10-K for the fiscal year ended December 31, 2003.

The  following   table  sets  forth  selected  line  items  from  the  Company's consolidated  balance sheet that are affected by the  restatement  on a restated
basis and as previously reported:

                                                                         (In thousands)

                                 At December 31, 2003               At December 31, 2002                 At December 31, 2001
                             -----------------------------       -----------------------------        ------------------------------
                                 As               As               As                 As                As                 As
                              restated         reported         restated           reported          restated           reported
                             ------------    -------------    --------------    ---------------    --------------    ---------------

Deferred income
     taxes (current)          $  2,279       $   2,279        $ 2,231           $ 1,858            $  1,551          $  1,746
Accounts payable                 2,731           1,676          1,943               888               7,204             6,672
Retained earnings               12,187          13,242         15,309            15,991              22,111            22,448

As previously reported in the Company's Form 10-Q for the quarter ended June 30,
2004, the Company  reclassified  certain inventory not anticipated to be sold in the next  twelve  months,  as  non-current.  This  procedure  was applied to the
December 31, 2003 balance sheet during the second  quarter of 2004.  The amended
Form 10-K for the fiscal year ended  December 31, 2003 and the amended Form 10-Q for the  quarter  ended March 31,  2004,  will also  reflect  this change to the
December 31, 2003 and March 31, 2004 balance sheets.

The  Audit  Committee  has  discussed  with  BDO  Seidman,  LLP,  the  Company's independent  registered  public  accounting firm, the matters  disclosed in this filing. The Company is working expeditiously to prepare its amended filings. The
Company's  restated annual  financial  statements will be subject to an audit by
BDO Seidman,  LLP and the Company's restated quarterly financial statements will be subject to a review by BDO Seidman, LLP. The Company expects to file the Form
10-K/A  and  the  Forms  10-Q/A  amended   filings,   reflecting  all  necessary
adjustments, prior to filing its third quarter 2004 Form 10-Q in November 2004.

Forward Looking Statements

This  report  contains  forward-looking  statements  (statements  that  are  not historical facts) within the meaning of The Private Securities Litigation Reform
Act of 1995. These  statements,  such as the expected date of filing the amended
Form 10-K and Forms 10-Q, are neither  promises nor  guarantees,  are based upon assumptions  and  estimates  that might not be realized and are subject to risks and  uncertainties  that could cause actual  results to differ  materially  from those in the forward looking  statements.  Such risks and uncertainties  include the time  required  to fully  analyze  the  effect of the  change in  accounting entries,  the results of such analysis,  and the time required for the Company's independent  auditors  to audit and  review  the  Company's  restated  financial statements.

Item 9.01 Financial Statements and Exhibits.

         (c)      The following exhibits are filed herewith:

     Exhibit 99.1 Press Release dated November 8, 2004.

                                                               SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                          BLONDER TONGUE LABORATORIES, INC.

                           By: /s/ Eric Skolnik
                               Senior Vice President and Chief Financial Officer

Date: November 8, 2004

                                  EXHIBIT INDEX

Exhibit No.                          Description

Exhibit 99.1                Press Release of the Company dated November 8, 2004.